UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2014
Date of Report (Date of earliest event reported)

FRESH START PRIVATE MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153381	26-1972677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 N. Parkcenter Drive Suite 103 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 462-4880
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Binding Letter of Intent

On January 27, 2014, Fresh Start Private Management Inc., a Nevada corporation (the "Company"), executed a binding letter of intent (the "Original Letter of Intent") with Fresh Start NoCal, LLC, a California limited liability company ("NoCal"), with such Original Letter of Intent approved and ratified by the Company’s Board of Directors and filed as an exhibit to Form 8-K on January 28, 2014 (SEC Accession No. 0001477932-000407). On February 4, 2014, the Company and NoCal entered into an amended and restated binding letter of intent (the “Letter of Intent”), which supersedes the Original Letter of Intent. The Letter of Intent is substantially similar to the Original Letter of Intent, except that it includes the State of North Carolina as an additional territory subject to the terms thereof. The Letter of Intent was approved and ratified by the Company’s Board of Directors.

This Item 1.01 is qualified in its entirety by the provisions of the Letter of Intent, filed herewith as Exhibit 99.1, and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit 99.1	Letter of Intent dated February 4, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH START PRIVATE MANAGEMENT INC.

Date: February 4, 2014	By:	/s/ Kent Emry
	Name:	Kent Emry
	Title:	Chief Executive Officer

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